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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-34023) of Minera Andes Inc. of our report dated March 15, 2001 relating to the financial statements, which appears in this Form 10-KSB.

                                                    "PricewaterhouseCoopers LLP"

                                                       Chartered Accountants

Vancouver, B.C., Canada
March 28, 2002